THE TRAVELERS SERIES TRUST

Convertible Securities Portfolio*	MFS Mid Cap Growth Portfolio
Disciplined Mid Cap Stock Portfolio	MFS Research Portfolio
Equity Income Portfolio	MFS Value Portfolio
Federated High Yield Portfolio	Social Awareness Stock Portfolio
Federated Stock Portfolio	Travelers Quality Bond Portfolio
Large Cap Portfolio	U.S. Government Securities Portfolio
Lazard International Stock Portfolio	Utilities Portfolio
MFS Emerging Growth Portfolio

*	Formerly Convertible Bond Portfolio

NOT ALL FUNDS CONTAINED IN THIS PROSPECTUS MAY BE AVAILABLE WITH YOUR CONTRACT. PLEASE REFER TO YOUR CONTRACT PROSPECTUS FOR A LIST OF YOUR FUNDING OPTIONS.

The Travelers Series Trust (the “Trust”) is an open-end management investment company (mutual fund) consisting of multiple portfolios, each with its own investment objectives and policies. Only the Portfolios (the “Fund(s)”) listed above are described in this prospectus.

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, “The Travelers”). The Funds serve as funding options for certain variable annuity and variable life insurance contracts issued by The Travelers.

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-800-842-9368

Prospectus

May 1, 2002

The Securities and Exchange Commission (“SEC”) has not approved these Funds as investments and has not determined that this Prospectus is complete or accurate. It is against the law for anyone to tell you otherwise. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Adviser

Travelers Asset Management International Company LLC (“TAMIC”) and Smith Barney Fund Management LLC (“SBFM”) each serve as investment adviser for certain of the Funds. Both TAMIC and SBFM are indirect wholly owned subsidiaries of Citigroup Inc. TAMIC has engaged subadvisers to provide an investment program for certain Funds.

Convertible Securities Portfolio

(Formerly Convertible Bond Portfolio)

Goals and Investments

Fund’s Objective:	Current income and capital appreciation	Investment Adviser:	TAMIC
Key Investments:	Convertible securities	Portfolio Manager:	David A. Tyson

Selection Process: The Fund normally invests at least 80% of its assets in convertible securities (“80% investment policy”). Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable for a set number of another form of security, usually common stock, at a pre-set price. The Fund invests in companies of any size or industry. Some of these securities may have a lower rating (junk bonds) or may be unrated. In evaluating an issuer’s creditworthiness, the adviser considers various factors, including:

      the issuer’s financial resources
      sensitivity to economic conditions and trends
      regulatory matters
      ability of the issuer’s management

  Principal Risks: The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. Another principal risk is equities risk, where market values may change abruptly, sometimes unpredictably. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the Statement of Additional Information (“SAI”).

  Additional Investments, Investment Strategies and Techniques: In complying with the Fund’s 80% investment policy, the Fund may invest in synthetic securities that have economic characteristics similar to the Fund’s direct investments. However, the Fund may only invest up to 35% of its total assets in such securities. The Fund may also write covered call options. For a complete list of investments available to the Fund, please refer to the Appendix of this prospectus.

  Fund Performance

  The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Merrill Lynch Investment Grade Convertible Bond Index (“ML Index”). Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

  Year-by-Year % Total Returns as of 12/31
'99	18.7
'00	12.51
'01	-0.82

Best Quarter:	(4th ‘99)	9.56%
Worst Quarter:	(3rd ‘01)	(5.55)%

Average Annual Total Returns as of 12/31/2001
	1 year	Life of Fund*
Convertible Securities	(0.82)%	8.25%
ML Index	(0.12)%	5.31%
* The fund commenced operations on May 1, 1998.

  Disciplined Mid Cap Stock Portfolio

  Goals and Investments

Fund’s Objective:	Growth of capital	Investment Adviser:	TAMIC
Key Investments:	Equity securities of companies with a mid-size market capitalization	Subadviser:	Travelers Investment Management Company (“TIMCO”)
		Portfolio Manager:	Sandip Bhagat

  Selection Process: The Fund normally invests at least 80% of its assets in equity securities of companies with mid-size market capitalizations (“80% investment policy”). Mid-size market capitalization companies are defined as those with a market capitalization similar to the companies in the Standard & Poors Mid Cap 400 Index (“S&P 400”). The Fund’s subadviser selects stock with a qualitative screening process that seeks attractive relative value and earnings growth. With this approach, stocks are evaluated based on the following characteristics:

        price/earnings ratios and expected
        long-term growth
        trends and magnitudes of earnings
        earnings surprises
        changes in analysts’ earnings estimates
        overall contribution to total portfolio risk
        analysis of short-term price changes
        underpricing on a risk-adjusted basis relative to the S&P 400 Index

    Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and mid-size to smaller companies risk, where market values may be more erratic and thinly traded than the general market. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

    Additional Investments, Investment Strategies and Techniques: In addition to investing in mid-size companies, the Fund may also invest in companies with smaller or larger market capitalizations. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. For a complete list of investments available to the Fund, please refer to the Appendix of this prospectus.

    Fund Performance

    The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the S&P 400 Index. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

    Year-by-Year % Total Returns as of 12/31
'98	16.91
'99	13.47
'00	16.61
'01	-4.02

Best Quarter:	(4th ‘98)	26.68%
Worst Quarter:	(3rd ‘01)	(16.17)%

Average Annual Total Returns as of 12/31/2001
	1 year	Life of Fund*
Disc. Mid Cap	(4.02)%	15.65%
S&P 400	(0.62)%	17.23%
* The fund commenced operations on April 1, 1997.

    Equity Income Portfolio

    Goals and Investments

Fund’s Objective:	Reasonable income	Investment Adviser:	TAMIC
Key Investments:	Income-producing equity securities	Subadviser:	Fidelity Management & Research Company
		Portfolio Manager:	Stephen DuFour

    Selection Process: The Fund normally invests at least 80% of assets in equity securities (“80% investment policy”). The Fund normally invests primarily in income-producing equity securities. The Fund’s subadviser may also invest the Fund’s assets in other types of equity securities and debt securities, including lower-quality debt securities. When choosing the Fund’s investments, the subadviser also considers the potential for capital appreciation. The subadviser may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. The subadviser’s emphasis on above-average income-producing equity securities tends to lead to investments in large cap “value” stocks. However, the subadviser is not constrained by any particular investment style. In buying and selling securities for the Fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of i ts current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

    Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, dividend risk, where a company might pay lower or no dividends, foreign securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. Other principal risks are fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. The Fund is also subject to “value” investing risks, where “value” stocks can perform differently from the market, as a whole, and other types of stocks, and can continue to be undervalued by the market for long periods of time. For more information on the Fund’s investments and related risks, please see “Investments and Prac tices,” the Appendix to this prospectus and the SAI.

    Additional Investments, Investment Strategies and Techniques: The Fund may also invest in all types of domestic and foreign securities (both equity and bonds), including lower-rated fixed income securities. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If the subadviser’s strategies do not work as intended, the Fund may not achieve its objective. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

    Fund Performance

    The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Russell 1000® Value and the Russell 3000® Value Indices. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

    Year-by-Year % Total Returns as of 12/31
'97	32.05
'98	12.38
'99	4.92
'00	9.13
'01	-6.61

Best Quarter:	(2nd ‘97)	16.06%
Worst Quarter:	(3rd ‘98)	(12.33)%

Average Annual Total Returns as of 12/31/2001
	1 year	5 year	Life of Fund*
Equity Income	(6.61)%	9.67%	11.33%
Russell 1000 Value Index	(5.59)%	11.13%	13.21%
Russell 3000 Value Index	(4.33)%	11.02%	13.08%
* The fund commenced operations on August 30, 1996.

    Federated High Yield Portfolio

    Goals and Investments

Fund’s Objective:	High current income	Investment Adviser:	TAMIC
Key Investments:	Lower-quality bonds and debt securities	Subadviser:	Federated Investment Counseling
		Portfolio Managers:	Mark E. Durbiano Nathan H. Kehm

    Selection Process: The Fund normally invests at least 80% of its assets in below investment-grade bonds and debt securities (“80% investment policy”). Below investment-grade bonds and debt securities are those rated BBB or lower by Standard & Poor’s Ratings Group or Baa or lower by Moody’s Investors Service, Inc., or, if unrated, of comparable quality. There is no minimum acceptable rating for the Fund’s investments, and the Fund may purchase or hold securities in the lowest rating category, including securities in default. The Fund also may invest in debt securities with equity features. The subadviser follows certain steps to evaluate the risks associated with these lower-rated securities. These techniques include:

          independent credit analysis
          judgment of other investment analysts
          analysis of issuer’s financial soundness
          and anticipated cash flow
          markets issuers’ current value of assets
          discussions with issuer’s management
          analysis of current developments and trends in economy and financial

      Principal Risks: The Fund is most subject to lower-quality fixed-income risk, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments, and fixed-income securities risk, where market values move in the opposite direction of interest rates. Other principal risks may be foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix of this prospectus and the SAI.

      Additional Investments, Investment Strategies and Techniques: The Fund may invest in zero coupon and payment-in-kind bonds, foreign and emerging market securities, preferred stocks and various asset-backed securities. For a complete list of all the investments available to the Fund please see the Appendix to this prospectus.

      Fund Performance

      The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Lehman Brothers High Yield Index (“Lehman HY”) and the Lehman Aggregate Bond Index (“Lehman Agg. Bond”). Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

      Year-by-Year % Total Returns as of 12/31

'97	15.45
'98	4.71
'99	3.1
'00	-8.15
'01	1.94

Best Quarter:	(4th ‘01)	6.08%
Worst Quarter:	(4th ‘00)	(6.50)%

Average Annual Total Returns as of 12/31/2001
	1 Year	5 Year	Life of Fund*
Fed. High Yield	1.94%	3.09%	4.31%
Lehman HY	5.28%	3.11%	4.04%
Lehman Agg. Bond	8.44%	7.43%	7.89%
* The fund commenced operations on August 30, 1996.

      Federated Stock Portfolio

      Goals and Investments

Fund’s Objective:	Growth of income and capital	Investment Adviser:	TAMIC
Key Investments:	Equity securities of high quality companies	Subadviser:	Federated Investment Counseling
		Portfolio Managers:	Michael P. Donnelly Kevin McCloskey

      Selection Process: The Fund normally invests at least 80% of its assets in equity securities (“80% investment policy”). The subadviser selects companies on the basis of traditional research techniques, including an analysis of the company’s position in its industry, management qualities and characteristics, and resources to finance growth. Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the subadviser limits the Fund’s exposure to each business sector that comprises the Standard & Poors 500 Index (“S&P 500 Index”). The Fund’s allocation to a sector will not be less than 50% or more than 200% of the Index’s allocation to that sector. Specific stocks are selected for the following qualities:

            assessment of earnings
            dividend growth prospects
            assessment of the risk and volatility of the company’s industry companies in the top 25% of their industries with regard to revenues superior product position
            strong market shares

        Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. Another principal risk may be sector risk, where clusters of stocks perform differently from the general market. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

        Additional Investments, Investment Strategies and Techniques: The Fund may also invest in American Depositary Receipts (ADRs), which represent interests in underlying securities issued by a foreign company. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

        Fund Performance

        The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the S&P 500 Index. Past performance can give some indication of the Fund’s risk, but does not guarantee future performance.

        Year-by-Year % Total Returns as of 12/31

'97	33.41
'98	17.84
'99	5.34
'00	3.77
'01	1.67

Best Quarter:	(4th ‘98)	16.48%
Worst Quarter:	(3rd ‘01)	(11.58)%

Average Annual Total Returns as of 12/31/2001
	1 Year	5 Year	Life of Fund*
Federated Stock Portfolio	1.67%	11.80%	13.52%
S&P 500	(11.88)%	10.73%	12.85%
* The fund commenced operations on August 30, 1996.

        Large Cap Portfolio

        Goals and Investments

Fund’s Objective:	Long-term growth of capital	Investment Adviser:	TAMIC
Key Investments:	Securities (primarily common stocks) of companies with large market capitalizations	Subadviser: Portfolio Manager:	Fidelity Management & Research Company Karen Firestone

        Selection Process: The Fund normally invests at least 80% of assets in the securities of companies with large market capitalizations (“80% investment policy”). The subadviser normally invests the Fund’s assets primarily in common stocks. Although a universal definition of large market capitalization companies does not exist, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Standard & Poors 500 Index (“S&P 500”) or the Russell 1000. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. The size of companies in each index changes with market conditions and the composition of each index. The subadviser may invest the Fund’s assets in securities of foreign issuers in addition to the securities of domestic issuers. The suba dviser is not constrained by any particular investment style. At any time the subadviser may tend to buy “growth” or “value” stocks, or a combination of both types. In buying and selling securities for the Fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and market and economic conditions. Factors considered include growth potential, earnings estimates, and management.

        Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

        Additional Investments, Investment Strategies and Techniques: The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If the subadviser’s strategies do not work as intended, the Fund may not achieve its objective. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

        Fund Performance

        The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the S&P 500. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

        Year-by-Year % Total Returns as of 12/31
'97	23.41
'98	35.65
'99	29.24
'00	-14.48
'01	-17.33

Best Quarter:	(4th ‘98)	23.56%
Worst Quarter:	(3rd ‘01)	(18.34)%

Average Annual Total Returns as of 12/31/2001
	1 year	5 year	Life of Fund*
Large Cap	(17.33)%	9.67%	10.86%
S&P 500	(11.88)%	10.73%	12.85%
* The fund commenced operations on August 30, 1996.

        Lazard International Stock Portfolio

        Goals and Investments

Fund’s Objective:	Capital appreciation	Investment Adviser:	TAMIC
Key Investments:	Equity securities of relatively large non-U.S. companies	Subadviser:	Lazard Asset Management
		Portfolio Managers:	Herbert W. Gullquist John R. Reinsberg

        Selection Process: The Fund normally invests at least 80% of its assets in equity securities (“80% investment policy”). The Fund’s subadviser invests primarily in non-U.S. domiciled companies located in developed markets that the subadviser believes are undervalued, based on their return on total capital or equity. The Fund may invest in companies of any size or industry. The Fund’s portfolio manager uses a traditional, bottom-up value approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

              low price-to-earnings ratio
              high yield
              inexpensive markets worldwide
              potential for management change
              potential to improve profitability
              unrecognized assets
              strong financial position
              strong cash flow
              established industry position
              industry with positive growth outlook
              healthy balance sheet with low corporate debt

          Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

          Additional Investments, Investment Strategies and Techniques: The Fund may also invest in fixed-income securities that are investment grade at time of purchase, short-term money market instruments and convertible bonds. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

          Fund Performance

          The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Morgan Stanley Capital International Europe, Australia and Far East GDP Index (“MSCI EAFE GDP Index”). Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

          Year by Year % Total Returns as of 12/31

'97	8.5
'98	12.59
'99	21.78
'00	-11.50
'01	-26.19

Best Quarter:	(4th ‘98)	17.15%
Worst Quarter:	(3rd ‘98)	(16.78)%

Average Annual Total Returns as of 12/31/2001
	1 year	5 year	Life of Fund*
Lazard Int’l Stock	(26.19)%	(0.62)%	0.86%
MSCI EAFE GDP Index	(22.20)%	(2.58)%	0.09%
* The fund commenced operations on August 1, 1996

          MFS Emerging Growth Portfolio

          Goals and Investments

Fund’s Objective:	Long-term growth of capital	Investment Adviser:	TAMIC
Key Investments:	Common stock of U.S. companies	Subadviser:	Massachusetts Financial Services
		Portfolio Managers:	Investment Committee

          Selection Process: The Fund’s subadviser normally invests at least 65% of its net assets in common stock and related securities such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are those that the subadviser believes either are early in their life cycle, but have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate. Emerging growth companies can be of any size and represent all industries. The Fund’s adviser uses a bottom-up, as opposed to top-down, investment style in managing the fund. This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the investment committee and the subadviser’s group of equity research analysts.

          Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, smaller companies risk, where market values may be more erratic and stocks more thinly traded than the general market, and emerging growth risk, where companies may have limited product lines, history, or resources. Other principal risks are foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

          Additional Investments, Investment Strategies and Techniques: The Fund’s investments include securities traded in the over-the-counter markets. The Fund may also invest up to 20% of its net assets in foreign and emerging market securities. For a complete list of all investments available to this Fund, please refer to the Appendix of this prospectus.

          Fund Performance

          The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Russell 3000 Growth, the Russell 2000, and the S&P 500 Indices. The Fund’s benchmark index was changed to the Russell 3000 Growth because it more accurately reflects the multi-cap aggressive growth nature of the Fund. Going forward, the Fund will not include a comparison to the other two indices. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

          Year-by-Year % Total Returns as of 12/31

'97	21.15
'98	34.32
'99	76.76
'00	-20.13
'01	-36.18

Best Quarter:	(4th ‘99)	54.67%
Worst Quarter:	(3rd ‘01)	(28.88)%

Average Annual Total Returns as of 12/31/2001
	1 Year	5 Year	Life of Fund*
MFS Emerg. Growth	(36.18)%	7.95%	8.61%
Russell 3000	(19.63)%	7.72%	9.69%
Russell 2000	2.49%	7.52%	8.84%
S&P 500	(11.88)%	10.73%	12.85%
* The fund commenced operations on August 30, 1996.

          MFS Mid Cap Growth Portfolio

          Goals and Investments

Fund’s Objective:	Long-term growth of capital	Investment Adviser:	TAMIC
Key Investments:	Equity securities of companies with medium market capitalization	Subadviser: Portfolio Manager:	Massachusetts Financial Services Team of Portfolio Managers

          Selection Process: The Fund normally invests at least 80% of its net assets in securities of medium-sized companies (“80% investment policy”). Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell Midcap™ Growth Index ($15.7 billion as of the most recent reconstitution of the Index on December 28, 2001) at the time of investment. The index is a widely recognized, unmanaged index of mid-cap common stock prices. These companies represent all industries. The Fund’s subadviser normally invests primarily in common stock and related securities, such as preferred stock, convertible securities, and depositary receipts of companies with above-average growth potential.

          The Fund’s subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund’s portfolio manager and the subadviser’s group of equity research analysts.

          Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, mid-cap companies risk, where market values may be more erratic and stocks more thinly traded than the general market, where companies may have limited product lines, history, or resources. The Fund is subject to foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. Other principal risks are fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

          Additional Investments, Investment Strategies and Techniques: The Fund’s investments may include securities traded in the over-the-counter markets, and it generally invests up to 20% of its net assets in foreign securities. The Fund may also invest in fixed-income securities, including up to 20% in lower-quality fixed-income securities and comparable unrated securities (“junk bonds”). For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

          Fund Performance

          The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Russell 2000, the Lipper Mid Cap Stock and the Russell Mid Cap Growth Indices. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

          Year by Year % Total Returns as of 12/31

'99	64.17
'00	9.29
'01	-23.62

Best Quarter:	(4th ‘99)	42.25%
Worst Quarter:	(3rd ‘01)	(35.78)%

Average Annual Total Returns as of 12/31/2001
	1 year	Life of Fund*
MFS Mid Cap Growth	(23.62)%	8.85%
Russell 2000	2.49%	0.80%
Lipper Mid Cap Stock	(18.52)%	3.88%
Russell Mid Cap Growth	(20.15)%	3.39%
* The fund commenced operations on March 23, 1998.

          MFS Research Portfolio

          Goals and Investments

Fund’s Objective:	Long-term growth of capital and future income	Investment Adviser: Subadviser:	TAMIC Massachusetts Financial Services
Key Investments:	Common stock	Portfolio Manager:	Team of Equity Research Analysts

          Selection Process: The Fund normally invests at least 80% of its net assets in common stock of companies of any size. A committee of investment research analysts allocates the Fund’s assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Fund’s investment objective within their assigned industry responsibility. The Fund focuses on companies that the subadviser believes have favorable prospects for:

                long-term growth
                superior management
                dominant or growing market share
                attractive valuations based on current
                and expected earnings or cash flow

            Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, including smaller companies risk, where market values may be more erratic and stocks more thinly traded than the general market. Other principal risks are foreign securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

            Additional Investments, Investment Strategies and Techniques: The Fund’s investments may include securities traded on securities exchanges or in over-the-counter markets and up to 20% of its net assets may be invested in foreign securities. The Fund may also invest in convertible securities and fixed-income securities, including up to 10% in lower-quality fixed-income securities and comparable unrated securities (“junk bonds”). For a complete list of all investments available to the Fund, please refer to Appendix of this Prospectus.

            Fund Performance

            The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Standard & Poor’s 500 Index. Past performance can give some indication of the Fund’s risk, but does not guarantee future results

            Year-by-Year % Total Returns as of 12/31

'99	23.67
'00	-5.58
'01	-22.45

Best Quarter:	(4th ‘99)	21.17%
Worst Quarter:	(3rd ‘01)	(19.37)%

Average Annual Total Returns as of 12/31/2001
	1 year	Life of Fund*
MFS Research	(22.45)%	(1.14)%
S&P 500	(11.88)%	2.60%
* The fund commenced operations on March 23, 1998.

            MFS Value Portfolio
            Goals and Investments

Fund’s Objective:	Capital appreciation and reasonable income	Investment Adviser:	TAMIC
		Subadviser:	Massachusetts Financial Services
Key Investments:	Income producing equity securities of large companies	Portfolio Manager:	Lisa B. Nurme Steven R. Gorham

            Selection Process: The Fund normally invests at least 65% of its net assets in income producing equity securities of companies that MFS believes are undervalued in the market relative to their long term potential. While the Fund may invest in companies of any size, the Fund generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because they are temporarily out of favor due to:

                a decline in the market
                poor economic conditions
                the market has overlooked them
                developments that have affected or may affect the issuer of the securities or the issuer’s industry

              MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that the securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund’s portfolio managers and MFS’s large group of equity research analysts. The Fund may invest in foreign securities through which it may have exposure to foreign currencies.

              Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. Other principal risks are interest rate risk and foreign market securities risk. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

              Additional Investments, Investment Strategies and Techniques: The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

              Fund Performance

              The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Russell 1000 Index. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

              Year-by-Year % Total Returns as of 12/31

'99	23.67
'00	-5.58
'01	1.00

Best Quarter:	(2nd ‘99)	13.58%
Worst Quarter:	(3rd ‘99)	(13.52)%

Average Annual Total Returns as of 12/31/2001
	1 Year	Life of Fund*
MFS Value Portfolio	1.00%	3.47%
Russell 1000	(12.45)%	(0.67)%
* The fund commenced operations on July 20, 1998.

              Social Awareness Stock Portfolio

              Goals and Investments

Fund’s Objective:	Long-term capital appreciation and retention of net investment income	Investment Adviser:	SBFM
Key Investments:	Equity securities of large and mid-sized companies	Portfolio Manager:	William Theriault

              Selection Process: The Fund normally invests at least 80% of its assets in equity securities (“80% investment policy”). The Fund seeks to invest in companies that meet our investment screen and, when possible, certain social criteria. The Fund avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or (3) gambling services. In addition, to the extent the manager is able to find them, the manager seeks to invest in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community. The Fund’s manager uses a “growth at a reasonable price” approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

                    earnings growth and predictability
                    leading/strong market positions
                    experienced management team
                    established record of profitability
                    strong financial position
                    established industry position
                    industry with positive growth outlook

                Principal Risks: This Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

                Additional Investments, Investment Strategies and Techniques: The Fund may also invest in various other types of securities and engage in other investment techniques and strategies which are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

                Fund Performance

                The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Standard & Poor’s 500 Index. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

                Year-by-Year % Total Returns as of 12/31

'93	7.55
'94	-2.69
'95	33.37
'96	19.98
'97	27.28
'98	32.27
'99	15.84
'00	-0.49
'01	-15.71

Best Quarter:	(4th ‘98)	24.56%
Worst Quarter:	(3rd ‘01)	(18.24)%

Average Annual Total Returns as of 12/31/2001
	1 Year	5 Year	Life of Fund*
Social Awareness	(15.71)%	10.34%	12.03%
S&P 500	(11.88)%	10.73%	13.39%
* The fund commenced operations on May 1,1992.

                Travelers Quality Bond Portfolio

                Goals and Investments

Fund’s Objective:	Current income, moderate capital volatility and total return	Investment Adviser:	TAMIC
Key Investments:	Investment-grade bonds and debt securities and money market instruments	Portfolio Manager:	F. Denney Voss

                Selection Process: The Fund normally invests at least 80% of its assets in investment-grade bonds and debt securities (“80% investment policy”). Investment-grade bonds and debt securities are those rated within the three highest categories by Standard & Poors Ratings Group, Moody’s Investors Service, Inc., or any other nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the adviser. No more than 25% of the Fund’s assets will be invested in any one industry. The adviser weighs yield, maturity and credit and other risk information in selecting investments. In selecting individual securities, the adviser looks for favorable yield, maturity, issue classification and quality characteristics. The adviser expects that the Fund’s investments generally will maintain an average duration of 5 years or less.

                Principal Risks: The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

                Additional Investments, Investment Strategies and Techniques: In complying with the Fund’s 80% investment policy, the Fund may invest in commercial paper that is rated in the top category by S&P, Moody’s or any other nationally recognized statistical rating organization. Investment in longer term obligations may be made if the adviser concludes that the investment yields justify a longer term commitment. From time to time, the Fund may also purchase new government or agency securities on a “when-issued” basis. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

                Fund Performance

                The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Lehman Intermediate Government/Corporate Bond Index (“LIG/CBI”). Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

                Year-by-Year % Total Returns as of 12/31

'97	7.14
'98	8.49
'99	1.09
'00	6.97
'01	7.13

Best Quarter:	(1st ‘01)	4.73%
Worst Quarter:	(4th ‘01)	(2.06)%

Average Annual Total Returns as of 12/31/2001
	1 year	5 Year	Life of Fund*
Quality Bond	7.13%	6.13%	6.43%
LIG/CBI	8.96%	7.10%	7.40%
* The fund commenced operations on August 30, 1996.

                U.S. Government Securities Portfolio

                Goals and Investments

Fund’s Objective:	Highest credit quality, current income, and total return	Investment Adviser:	TAMIC
Key Investments:	U.S. Treasury notes and bonds and obligations of U.S. government instrumentalities and federal agencies	Portfolio Manager:	Richard John

                Selection Process: The Fund normally invests at least 80% of its assets in securities issued, guaranteed or otherwise backed by the U.S. Government, its instrumentalities and agencies (“80% investment policy”). The portfolio manager selects longer duration investments with a focus on income. The portfolio manager considers factors such as interest-rate trends and the yield curve. The Fund may buy when-issued or to-be-announced securities. The instrumentalities, government sponsored enterprises, and federal agency obligations in which the Fund may invest include, but are not limited to, the following:

                      Government National Mortgage Association
                      Federal Housing Administration
                      Export-Import Bank of the United States
                      Small Business Administration
                      Student Loan Marketing Association
                      Tennessee Valley Authority
                      Resolution Funding Corporation
                      Farm Credit System
                      Federal National Mortgage Association
                      Federal Home Loan Mortgage Corporation

                  Principal Risks: The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

                  Additional Investments, Investment Strategies and Techniques: The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

                  Fund Performance

                  The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Merrill Lynch U.S. Treasury/Agency Master Index and an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index (“Composite Index”). Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

                  Year-by-Year % Total Returns as of 12/31
'93	7.9
'94	-5.64
'95	24.42
'96	1.46
'97	12.62
'98	10.2
'99	-4.23
'00	14.53
'01	5.82
Best Quarter:	(2nd ‘95)	9.10%
Worst Quarter:	(1st ‘96)	(4.71)%

Average Annual Total Returns as of 12/31/2001
	1 year	5 year	Life of Fund*
U.S. Govt. Sec.	5.82%	7.57%	7.37%
ML U.S. Treas./Agency	7.18%	7.39%	7.35%
Composite	7.44%	6.42%	8.13%
* The fund commenced operations on January 24, 1992.

                  Utilities Portfolio

                  Goals and Investments

Fund’s Objective:	Current income. Secondarily, long-term capital appreciation.	Investment Adviser:	SBFM
Key Investments:	Equity and fixed-income securities of companies in the utilities industry.	Portfolio Manager:	William Theriault

                  Selection Process: The Fund normally invests at least 80% of its assets in securities of companies engaged in the utilities industry (“80% investment policy”). A company is considered to be engaged in the utility industry if at least 50% of gross income or net profits is derived from utility operations, or 50% of its assets are devoted to utility operations, or it is regulated as a utility by a governmental body. Utilities may include those companies that are engaged in the manufacture, production, generation, transmission and sale of electric and gas energy, and those engaged in the communications field, including entities such as telephone, telegraph, satellite, and microwave, and government-regulated utilities (excluding public broadcasting) that provide public communication facilities. The Fund may invest in companies of any size. In selecting stocks demonstrating above-average dividend yield, the manager uses a value approach based upon the following characteristics:

                        sustainable dividend growth
                        leading/strong market positions
                        experienced management team
                        established record of profitability
                        strong financial position
                        strong cash flow
                        attractive restructuring potential

                    Principal Risks: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and sector risk, where market values are impacted by a concentration in utility stocks that perform differently from the general market. The Fund may be subject to foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. Other principal risks may be fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the SAI.

                    Additional Investments, Investment Strategies and Techniques: The Fund may also invest up to 20% of its assets in equity and fixed income securities of non-utility companies, lower-quality fixed-income securities (“junk bonds”) and foreign (including emerging market) securities. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

                    Fund Performance

                    The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund’s performance with the Standard & Poors Utility Index (“S&P Utility”) and the Standard & Poor’s 500 Index (“S&P 500”). Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

                    Year-by-Year % Total Returns as of 12/31

'95	29.29
'96	7.47
'97	25.29
'98	18.21
'99	-0.08
'00	24.26
'01	-23.00

Best Quarter:	(3rd ‘00)	17.52%
Worst Quarter:	(3rd ‘01)	(17.25)%

Average Annual Total Returns as of 12/31/2001
	1 year	5 year	Life of Fund*
Utilities Portfolio	(23.00)%	7.20%	9.66%
S&P Utility	(30.40)%	7.63%	3.02%
S&P 500	(11.88)%	10.73%	14.03%
* The fund commenced operations on February 4, 1994.

                    Investments and Practices

                    Each Fund invests in various instruments subject to its particular investment policies. The Funds may invest in some or all of the following, as indicated below and in the SAI. For a free copy of the SAI, see the back cover of this prospectus. No Fund guarantees that it will reach its investment objective, and an investment in any Fund may lose money.

Equities (All Funds except U.S. Government Securities)

                    Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                    Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors

                    Equity securities that are traded over-the-counter may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Sectors (Federated Stock Portfolio, MFS Emerging Growth, Utilities Portfolio)

                    Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently from other sectors or from the market as a whole. As the adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic business or other developments that generally affect that sector.

                    Because the Utilities Portfolio concentrates its investments in one industrial sector, its investments may be subject to greater market risk and market fluctuations than a fund investing in a broader range of investment alternatives. The Fund may be subject to risks that are inherent to the utilities industry, such as:

                      Difficulty in financing large construction programs during an inflationary period
                      Increased costs and reduced availability of certain fuels
                      Delays and increased costs associated with nuclear power An emerging growth fund may invest in fewer sectors than other funds.

Fixed-Income Investments (All Funds)

                    Fixed-income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                    The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Lower-Quality Fixed-Income Securities (Large Cap, MFS Mid Cap Growth, MFS Emerging Growth, Federated High Yield, Equity Income, MFS Research, MFS Value)	High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

Foreign Securities Investments (Convertible Securities, MFS Emerging Growth, MFS Mid Cap Growth, Federated High Yield, Federated Stock, Equity Income, Travelers Quality Bond, Large Cap, Lazard International, MFS Research, MFS Value)	An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears “information” risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets. Foreign securities may be less liquid than U.S. securities.

Emerging Market Investments (Convertible Securities, MFS Emerging Growth, MFS Mid Cap Growth, Federated High Yield, Federated Stock, Large Cap, Lazard International, MFS Research, MFS Value)	Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivatives And Hedging Techniques (Convertible Securities, Travelers Quality Bond, MFS Emerging Growth, MFS Mid Cap Growth, Federated Stock, Equity Income, Disciplined Mid Cap, Large Cap, Lazard International, MFS Research, MFS Value, U.S. Government)	Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:
                    To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates
                    As a substitute for buying or selling securities
                    To enhance return
                    Forward foreign currency contracts may be used to hedge against foreign currency exposure

                    Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

                    For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

Other Risk Factors

Selection Risk (All Funds)	Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Positions (All Funds except Equity Income and Large Cap)	The Funds may depart from principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in various types of money market, preferred stock and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Temporary Defensive Positions (Equity Income and Large Cap)	The Funds reserve the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Portfolio Turnover (Disciplined Mid Cap Stock, MFS Emerging Growth, MFS Mid Cap Growth, MFS Research, U.S. Government Securities)	The Funds may actively trade portfolio securities in an attempt to achieve their investment objective. Active trading will cause the Funds to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Funds’ trading costs and may have an adverse impact on the Funds’ performance.

Non-Diversification (MFS Mid Cap Growth)	The MFS Mid Cap Growth Portfolio is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

Investment Objectives (All Funds)	Each Fund’s investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund’s investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% Investment Policy (Convertible Securities, Disciplined Mid Cap, Equity Income, Federated High Yield, Federated Stock, Large Cap, Lazard International Stock, MFS Mid Cap Growth, Social Awareness Stock, Travelers Quality Bond, U.S. Government Securities, Utilities)	Each Fund will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

                    Management

                    Investment Adviser

                    Travelers Asset Management International Company LLC (“TAMIC”) provides investment advice and, in general, supervises the management and investment program for all the funds described in this prospectus except the Social Awareness Stock Portfolio and the Utilities Portfolio. TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

                        other investment companies used to fund variable products
                        individual and pooled pension and profit-sharing accounts
                        domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)
                        nonaffiliated insurance companies

                    For the year ended December 31, 2001, each Fund’s annual management fee rate is:

Fund	Annual Management Fee* (as a percentage of the fund’s average daily net assets)

Convertible Securities Portfolio	0.60%
Disciplined Mid Cap Stock Portfolio	0.70%
Equity Income Portfolio	0.75%
Federated High Yield Portfolio	0.65%
Federated Stock Portfolio	0.625%
Large Cap Portfolio	0.75%
Lazard International Stock Portfolio	0.825%
MFS Emerging Growth Portfolio	0.75%
MFS Mid Cap Growth Portfolio	0.80%
MFS Research Portfolio	0.80%
MFS Value Portfolio	0.75%
Travelers Quality Bond Portfolio	0.3233%
U.S Government Securities Portfolio	0.3233%

                    Smith Barney Fund Management LLC (“SBFM”) provides investment advice and, in general, supervises and manages the investment program for the Social Awareness Stock Portfolio and the Utilities Portfolio. SBFM is a registered investment adviser and affiliate of The Travelers Insurance Company. It has been in the investment counseling business since 1968. Its principal offices are located at 125 Broad Street, New York, New York, and it is a wholly owned subsidiary of Citigroup Inc. SBFM also renders investment advice to a wide variety of individual, institutional, and investment company clients.

                    For the year ended December 31, 2001, the Social Awareness Stock Portfolio paid SBFM an amount equivalent on an annual basis a fee computed as follows:

Annual Management Fee*	Aggregate Net Asset Value of the Fund
0.65% of the first	$ 50,000,000 plus
0.55% of the next	$ 50,000,000 plus
0.45% of the next	$100,000,000 plus
0.40% of the over	$200,000,000

                    For the year ended December 31, 2001, the Utilities Portfolio paid SBFM an amount equivalent on an annual basis to 0.65% of its average daily net assets.

                    The Subadvisers and Portfolio Managers

                    TAMIC is the sole manager of the Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and the U.S. Government Securities Portfolio. SBFM is the sole manager of Social Awareness Stock Portfolio and Utilities Portfolio. Each of the other Funds’ investments are managed by a subadviser which is supervised by TAMIC. The table below sets forth the name of each subadviser, if any, and portfolio manager, if any, including the business experience of each Fund’s portfolio manager for the past 5 years.

Fund	Portfolio Manager and Subadviser	Business Experience

Convertible Securities Portfolio	David A. Tyson (since 5/98) TAMIC (No subadviser)	Chairman and Chief Investment Officer, TAMIC

Disciplined Mid Cap Stock Portfolio	Sandip Bhagat (since 4/97) TIMCO 100 First Stamford Place Stamford, CT	President and Chief Executive Officer, TIMCO

Equity Income Portfolio	Stephen DuFour (since 3/99) Fidelity Management & Research Co. (“FMR”) 82 Devonshire Street Boston, MA 02109-3614	Portfolio Manager for mutual funds and other trust accounts for FMR and Fidelity Management Trust Company

Federated High Yield Portfolio	Mark E. Durbiano (since 8/96) Federated Investment Counseling Federated Investors Tower Pittsburgh, PA 15222-3779	Senior Vice President, Federated Investors

	Nathan H. Kehm (since 5/01) Federated Investment Counseling Federated Investors Tower Pittsburgh, PA 15222-3779	Vice President, Portfolio Manager

Federated Stock Portfolio	Michael P. Donnelly (since 11/97) Federated Investment Counseling Federated Investors Tower Pittsburgh, PA 15222-3779	Senior Vice President, Federated Investment Counseling

	Kevin R. McCloskey (since 8/99) Federated Investments Counseling Federated Investors Tower Pittsburgh, PA 15222-3779	Vice President, Federated Investment Counseling

Fund	Portfolio Manager and Subadviser	Business Experience
Large Cap Portfolio	Karen Firestone (since 4/98) FMR 82 Devonshire Street Boston, MA 02109-3614	Portfolio Manager or Portfolio Analyst of mutual funds and other trust accounts for FMR and for Fidelity Management Trust Company

Lazard International Stock Portfolio	Herbert W. Gullquist (since 8/96) Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112-6300	Managing Director and Vice Chairman, Lazard Freres & Co. LLC
	John R. Reinsberg (since 8/96) Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112-6300	Managing Director and Chief Investment Officer, Lazard Asset Management

MFS Emerging Growth Portfolio	Investment Committee (since 5/02) Massachusetts Financial Services (“MFS”) 500 Boylston Street Boston, MA	N/A

MFS Mid Cap Growth Portfolio	Team of Portfolio Managers (since 5/02) MFS 500 Boylston Street Boston, MA	N/A

MFS Research Portfolio	Team of Equity Research Analysts (since 5/98) MFS 500 Boylston Street Boston, MA	N/A

MFS Value Portfolio	Lisa B. Nurme (since 5/01 – Ms. Nurme is on sabbatical from 5/28/02 to 9/3/02) MFS 500 Boylston Street Boston, MA Steven R. Gorham (since 1/02) MFS 500 Boylston Street Boston, MA	Senior Vice President, MFS Senior Vice President, MFS

Fund	Portfolio Manager and Subadviser	Business Experience
Social Awareness Stock Portfolio	William Theriault (since 8/01) SBFM (No subadviser)	Director, Portfolio Manager, SBFM

Travelers Quality Bond Portfolio	F. Denney Voss (since 3/95) TAMIC (No subadviser)	Executive Vice President, TAMIC

U.S. Government Securities Portfolio	Richard John (since 1/99) TAMIC One Tower Square Hartford, CT 06183 (No subadviser)	Senior Vice President, TAMIC

Utilities Portfolio	William Theriault (since 8/01) SBFM (No subadviser)	Director, Portfolio Manager, SBFM

                    Legal Proceedings

                    There are no pending legal proceedings affecting the Trust, and it has been advised by TAMIC, TIMCO, Federated Investors, Fidelity Management & Research, Lazard Freres & Co., LLC, Massachusetts Financial Services and SBFM that none of them have any material pending legal proceedings affecting them.

                    Shareholder Transactions and Pricing

                    Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Travelers. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund’s custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

                    The Trust currently issues 16 series or Funds, each with only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Trust. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

                    Pricing of Fund Shares

                    The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of 4:00 p.m. Eastern time each day the New York Stock Exchange (“Exchange”) is open. NAV is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

                    Each Fund’s assets are valued primarily based on market value. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security’s market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith by the Trust’s Board of Trustees (“Board”). However, this procedure is not used to determine the value of the securities owned by a Fund if, in the opinion of the Board or the committee appointed by the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

                    Purchases and Redemptions

                    Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

                    Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund’s investment portfolio between purchase and redemption.

                    The Trust computes each Fund’s NAV for purchases and redemptions as of 4:00 p.m. Eastern Time on the day the Trust has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

                    The Trust retains the right to refuse a purchase order. The Trust may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

                    Tax Consequences of Dividends and Distributions

                    Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

                    Each Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                    Financial Highlights
                    Convertible Securities Portfolio
                    (formerly Convertible Bond Portfolio)

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 4 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years ended December 31,

	2001(1)	2000(1)	1999(1)	1998(2)

Net Asset Value, Beginning of Year	$12.06	$11.69	$9.86	$10.00
Income (Loss) From Operations:
Net investment income(3)(4)	0.47	0.58	0.46	0.22
Net realized and unrealized gain (loss)(4)	(0.56)	0.85	1.38	(0.12)
Total Income (Loss) From Operations	(0.09)	1.43	1.84	0.10
Less Distributions From:
Net investment income	(0.21)	(0.25)	—	(0.22)
Net realized gains	(0.44)	(0.81)	(0.01)	(0.02)
Total Distributions	(0.65)	(1.06)	(0.01)	(0.24)
Net Asset Value, End of Year	$11.32	$12.06	$11.69	$9.86
Total Return	(0.82)%	12.51%	18.70%	0.98%‡
Net Assets, End of Year (000’s)	$50,356	$26,294	$11,238	$4,617
Ratios to Average Net Assets:
Expenses(3)(5)	0.79%	0.80%	0.80%	0.80% †
Net investment income(4)	3.95	4.76	4.33	4.31 †
Portfolio Turnover Rate	56%	48%	79%	7%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3)	Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $18,530, $32,000 and $24,996 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

Per Share Decreases in Net Investment Income			Expense Ratios Without Expense Reimbursement

2000	1999	1998	2000	1999	1998
$0.01	$0.05	$0.05	0.90%	1.23%	1.86%†
(4)	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Fund began amortizing premium and all discounts on fixed-income securities. Without the adoption of the change in this accounting method, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(5)	As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

                    Financial Highlights

                    Disciplined Mid Cap Stock Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years ended December 31,

	2001(1)	2000(1)	1999(1)	1998	1997(2)

Net Asset Value, Beginning of Year	$17.26	$15.61	$14.34	$12.47	$10.00
Income (Loss) From Operations:
Net investment income(3)	0.06	0.08	0.02	0.04	0.06
Net realized and unrealized gain (loss)..	(0.78)	2.46	1.84	2.05	3.37
Total Income (Loss) From
Operations....	(0.72)	2.54	1.86	2.09	3.43
Less Distributions From:
Net investment income	(0.04)	(0.03)	(0.02)	—	(0.06)
Net realized gains	(1.09)	(0.86)	(0.57)	(0.22)	(0.90)
Total Distributions	(1.13)	(0.89)	(0.59)	(0.22)	(0.96)
Net Asset Value, End of Year	$15.41	$17.26	$15.61	$14.34	$12.47
Total Return	(4.02)%	16.61%	13.47%	16.91%	34.38%‡
Net Assets, End of Year (000’s)	$113,348	$95,216	$45,068	$19,460	$6,169
Ratios to Average Net Assets:
Expenses(3)(4)	0.83%	0.88%	0.95%	0.95%	0.95%†
Net investment income	0.37	0.49	0.28	0.48	0.85 †
Portfolio Turnover Rate	40%	67%	71%	109%	74%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(3)	Travelers Insurance has waived all or a portion of its fees for the years ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio’s expenses for the years ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

	Per Share Decreases in Net Investment Income	Expense Ratios Without Fee Waivers and Reimbursement

1999	$0.01	0.99%
1998	0.02	1.22
1997	0.08	1.82†

(4)	As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

                    Financial Highlights

                    Equity Income Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by PriceWaterhouseCoopers LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years ended December 31,

	2001		2000	1999	1998	1997

Net Asset Value, Beginning of Period	$16.26		$15.05	$15.41	$13.91	$11.09
Income From Investment Operations:
Net investment income(D)	.20	(A)	.13	.13	.18	.21
Net realized and unrealized gain (loss)	(1.27	)(A)	1.24	.59	1.53	3.32
Total From Investment Operations	(1.07)		1.37	.72	1.71	3.53
Less Distributions:
From Net investment income	(.16)		(.16)	(.12)	(.13)	(.12)
From Net realized gains	(.04)		—	(.63)	(.08)	(.59)
In excess of net realized gain	—		—	(.33)	—	—
Total Distributions	(.20)		(.16)	(1.08)	(.21)	(.71)
Net Asset Value, End of Period	$14.99		$16.26	$15.05	$15.41	$13.91
Total Return(B,C)	(6.61)%		9.13%	4.92%	12.38%	32.05%
Ratios to Average Net Assets(E)
Expenses before expense reductions	.85%		.87%	.88%	1.09%	1.90%
Expenses net of voluntary waivers, if any	.85%		.87%	.88%	.95%	.95%
Expenses net of all reductions	.79%		.82%	.82%	.94%	.95%
Net investment income	1.28	% (A)	1.17%	.85%	1.22%	1.60%
Supplemental Data
Net Assets, End of Period (000’s)	$200,389		$170,727	$130,553	$79,198	$22,139
Portfolio Turnover Rate	121%		151%	201%	34%	52%

                    ______________

(A)	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01. Without this change the ratio of net investment income to average net assets would have been 1.19%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

(B)	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of those charges would reduce the total returns shown.

(C)	Total returns would have been lower had certain expenses not been reduced during the periods shown.

(D)	Calculated based on average shares outstanding during the period.

(E)	Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

                    Financial Highlights

                    Federated High Yield Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years ended December 31,

	2001(1)	2000	1999	1998	1997

Net Asset Value, Beginning of Year	$9.50	$11.44	$11.11	$11.34	$10.42
Income (Loss) From Operations:
Net investment income (2)(3)	0.97	1.25	1.01	0.71	0.60
Net realized and unrealized gain (loss) (3)	(0.77)	(2.11)	(0.67)	(0.18)	1.01
Total Income (Loss) From Operations	0.20	(0.86)	0.34	0.53	1.61
Less Distributions From:
Net investment income	(1.15)	(1.08)	(0.00)*	(0.71)	(0.60)
Net realized gains	—	—	(0.01)	(0.05)	(0.09)
Total Distributions	(1.15)	(1.08)	(0.01)	(0.76)	(0.69)
Net Asset Value, End of Year	$8.55	$9.50	$11.44	$11.11	$11.34
Total Return	1.94%	(8.15)%	3.10%	4.71%	15.45%
Net Assets, End of Year (000’s)	$39,522	$38,736	$49,816	$40,989	$14,049
Ratios to Average Net Assets:
Expenses (2)(4)	0.89%	0.88%	0.84%	0.90%	0.95%
Net investment income (3)	10.45	10.61	9.15	8.60	8.82
Portfolio Turnover Rate	44%	19%	23%	31%	43%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.01 and 1.14%, respectively.

(3)	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Fund began amortizing premium and all discounts on fixed-income securities. Without the adoption of this change in the accounting method, for the year ended December 31, 2001, those amounts would have been $0.98, $(0.78) and 10.51% for the net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

*	Amount represents less than $0.01 per share.

                    Financial Highlights

                    Federated Stock Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years ended December 31,

	2001(1)	2000	1999	1998	1997

Net Asset Value, Beginning of Year	$15.99	$16.34	$15.66	$13.83	$11.10
Income From Operations:
Net investment income(2)	0.16	0.21	0.16	0.13	0.10
Net realized and unrealized gain	0.11	0.33	0.68	2.33	3.60
Total Income From Operations	0.27	0.54	0.84	2.46	3.70
Less Distributions From:
Net investment income	(0.20)	(0.18)	—	(0.13)	(0.10)
Net realized gains	(0.66)	(0.71)	(0.16)	(0.50)	(0.87)
Total Distributions	(0.86)	(0.89)	(0.16)	(0.63)	(0.97)
Net Asset Value, End of Year	$15.40	$15.99	$16.34	$15.66	$13.83
Total Return	1.67%	3.77%	5.34%	17.84%	33.41%
Net Assets, End of Year (000’s)	$44,244	$44,813	$49,612	$35,420	$12,100
Ratios to Average Net Assets:
Expenses (2)(3)	0.81%	0.82%	0.82%	0.91%	0.95%
Net investment income	0.99	1.23	1.14	1.14	1.11
Portfolio Turnover Rate	14%	24%	23%	31%	74%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.02 and 1.16%, respectively.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

                    Financial Highlights

                    Large Cap Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by PriceWaterhouseCoopers LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years ended December 31,

	2001		2000	1999	1998	1997

Net Asset Value, Beginning of Period	$16.81		$21.11	$17.44	$13.50	$11.29
Income From Investment Operations:
Net investment income(A)	.07		.03	.05	.04	.07
Net realized and unrealized gain (loss)	(2.98)		(3.05)	4.94	4.73	2.54
Total From Investment Operations	(2.91)		(3.02)	4.99	4.77	2.61
Less Distributions:
From net investment income	(.07)		(.02)	(.03)	(.02)	(.04)
In excess of net investment income	—		(.01)	—	—	—
From net realized gain	(.01)		(.94)	(1.29)	(.81)	(.36)
In excess of net realized gain	—		(.31)	—	—	—
Total Distributions	(.08)		(1.28)	(1.32)	(.83)	(.40)
Net Asset Value, End of Period	$13.82		$16.81)	$21.11	$17.44	$13.50
Total Return(B,C)	(17.33)%		(14.48)%	29.24%	35.65%	23.41%
Ratios to Average Net Assets(D)
Expenses before expense reductions	.83%		.84%	.87%	1.23%	2.65%
Expenses net of voluntary waivers, if any	.83%		84%	.87%	.95%	.95%
Expenses net of all reductions	.78%		.82%	.85%	.94%	.95%
Net investment income	.50	%(A)	.15%	.25%	.23%	.55%
Supplemental Data
Net Assets, End of Period (000’s)	$249,292		$277,897	$202,128	$52,599	$12,070
Portfolio Turnover Rate	131%		96%	90%	112%	60%

                    ______________

(A)	Calculated based on average shares outstanding during the period.

(B)	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(C)	Total returns would have been lower had certain expenses not been reduced during the periods shown.

(D)	Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

                    Financial Highlights

                    Lazard International Stock Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Years ended December 31,

	2001(1)	2000(1)	1999(1)	1998(1)	1997

Net Asset Value, Beginning of Year	$13.15	$15.65	$12.88	$11.57	$10.78
Income (Loss) From Operations:
Net investment income (2)	0.11	0.13	0.17	0.10	0.05
Net realized and unrealized gain (loss)	(3.50)	(1.88)	2.63	1.37	0.87
Total Income (Loss) From
Operations	(3.39)	(1.75)	2.80	1.47	0.92
Less Distributions From:
Net investment income	(0.02)	(0.32)	(0.03)	(0.04)	(0.09)
Net realized gains	(0.44)	(0.43)	(0.00)*	(0.12)	(0.04)
Total Distributions	(0.46)	(0.75)	(0.03)	(0.16)	(0.13)
Net Asset Value, End of Year	$9.30	$13.15	$15.65	$12.88	$11.57
Total Return	(26.19)%	(11.50)%	21.78%	12.59%	8.50%
Net Assets, End of Year (000’s)	$120,241	$140,831	$118,557	$53,008	$14,229
Ratios to Average Net Assets:
Expenses(2)(3)	1.01%	1.02%	1.06%	1.25%	1.25%
Net investment income	1.01	0.92	1.25	0.78	0.66
Portfolio Turnover Rate	81%	39%	35%	44%	22%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Travelers Insurance has waived all or a portion of its fees the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.03 and 1.76%, respectively.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

*	Amount represents less than $0.01 per share.

                    Financial Highlights

                    MFS Emerging Growth Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998(1)	1997

Net Asset Value, Beginning of Year	$22.60	$29.82	$16.87	$12.56	$10.55
Income (Loss) From Operations:
Net investment loss (2)	(0.02)	(0.05)	(0.06)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(8.20)	(5.70)	13.01	4.38	2.26
Total Income (Loss) From Operations	(8.22)	(5.75)	12.95	4.31	2.23
Less Distributions From:
Net investment income	—	—	—	—	—
Net realized gains	(3.38)	(1.47)	—	—	(0.21)
Capital	—	—	—	—	(0.01)
Total Distributions	(3.38)	(1.47)	—	—	(0.22)
Net Asset Value, End of Year	11.00	22.60	$29.82	$16.87	$12.56
Total Return	(36.18)%	(20.13)%	76.76%	34.32%	21.15%
Net Assets, End of Year (000’s)	$257,614	$420,481	$412,954	$170,059	$70,347
Ratios to Average Net Assets:
Interest expense	0.00%*	0.04%	—	—	—
Operating expenses (2)(3)	0.89	0.86	0.87%	0.89%	0.95%
Total expenses	0.89	0.90	0.87	0.89	0.95
Net investment loss	(0.12)	(0.18)	(0.29)	(0.47)	(0.40)
Portfolio Turnover Rate	266%	203%	168%	77%	94%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios (including interest expense) would have been $0.01 and 1.05%, respectively.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets (excluding interest expense) will not exceed 0.95%.

*	Percentage represents less than 0.01%.

                    Financial Highlights

                    MFS Mid Cap Growth Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 4 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998(1)(2)

Net Asset Value, Beginning of Year	$16.75	$16.43	$10.05	$10.00
Income (Loss) From Operations:
Net investment loss (3)	(0.06)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(3.90)	1.69	6.46	0.07
Total Income (Loss) From Operations	(3.96)	1.64	6.42	0.05
Less Distributions From:
Net realized gains	(2.98)	(1.32)	(0.04)	—
Total Distributions	(2.98)	(1.32)	(0.04)	—
Net Asset Value, End of Year	$9.81	$16.75	$16.43	$10.05
Total Return	(23.62)%	9.29%	64.17%	0.50	%‡
Net Assets, End of Year (000’s)	$278,504	$314,150	$94,124	$13,234
Ratios to Average Net Assets:
Expenses (3)(4)	0.92%	0.90%	1.00%	1.00	%†
Net investment loss	(0.49)	(0.30)	(0.33)	(0.25	)†
Portfolio Turnover Rate	96%	143%	162%	100%

                    ______________

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(3)	Travelers Insurance has agreed to reimburse the Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

Decreases in Net Investment Income Per Share		Expense Ratios (including interest expense) Without Expense Reimbursement

1999	1998	1999	1998
$0.01	$0.04	1.07%	1.62%†
(4)	As a result of a voluntary expense limitation, the ratio of expenses (excluding interest expense) to average net assets will not exceed 1.00%.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

                    Financial Highlights

                    MFS Research Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 4 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998(2)

Net Asset Value, Beginning of Year	$12.15	$13.06	$10.56	$10.00
Income (Loss) From Operations:
Net investment income (loss) (3)	0.01	(0.01)	0.00 *	0.01
Net realized and unrealized gain (loss)	(2.74)	(0.70)	2.50	0.57
Total Income (Loss) From Operations	(2.73)	(0.71)	2.50	0.58
Less Distributions From:
Net investment income	(0.00)*	—	—	(0.02)
Net realized gains	(0.65)	(0.20)	—	—
Capital	—	—	—	(0.00	)*
Total Distributions	(0.65)	(0.20)	—	(0.02)
Net Asset Value, End of Year	$8.77	$12.15	$13.06	$10.56
Total Return	(22.45)%	(5.58)%	23.67%	5.77	%‡
Net Assets, End of Year (000’s)	$165,928	$222,953	$152,073	$37,870
Ratios to Average Net Assets:
Interest expense	0.00%#	0.02%	—	—
Operating expenses (4)	0.92	0.92	0.99%	1.00	%†
Total expenses(3)	0.92	0.94	0.99	1.00
Net investment income (loss)	0.10	(0.07)	0.02	0.42	†
Portfolio Turnover Rate	98%	86%	85%	54%

                    ______________

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(3)	Travelers Insurance has agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

Decreases in Net Investment Income Per Share		Expense Ratios (including interest expense) Without Expense Reimbursement

1999	1998	1999	1998
N/A	$0.01	N/A	1.37†
(4)	As a result of a voluntary expense limitation, the ratio of expenses (excluding interest expense) to average net assets will not exceed 1.00%.

*	Amount represents less than $0.01 per share.

#	Percentage represents less than 0.01% per share.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

                    Financial Highlights

                    MFS Value Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 4 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998(2)

Net Asset Value, Beginning of Year	$10.89	$9.93	$9.46	$10.00
Income (Loss) From Operations:
Net investment income (3)	0.11	0.11	0.13	0.05
Net realized and unrealized gain (loss)	(0.00)*	1.02	0.34	(0.54)
Total Income (Loss) From Operations	0.11	1.13	0.47	(0.49)
Less Distributions From:
Net investment income	(0.08)	(0.08)	—	(0.05)
Net realized gains	(0.09)	(0.09)	—	(0.00)*
Total Distributions	(0.17)	(0.17)	—	(0.05)
Net Asset Value, End of Year	$10.83	$10.89	$9.93	$9.46
Total Return	1.00%	11.59%	4.97%	(4.94)%‡
Net Assets, End of Year (000’s)	$32,295	$23,326	$19,908	$8,463
Ratios to Average Net Assets:
Expenses (3)(4)	1.00%	1.00%	0.99%	0.99%†
Net investment income	1.01	1.05	1.26	1.47 †
Portfolio Turnover Rate	123%	54%	41%	2%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3)	Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $28,095, $15,528, $24,087 and $17,700 for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

Per Share Decrease in Net Investment Income				Expense Ratio Without Expense Reimbursement

2001	2000	1999	1998	2001	2000	1999	1998
$0.01	$0.01	$0.02	$0.02	1.11%	1.07%	1.15%	1.64%†
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

*	Amount represents less than $0.01 per share.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

                    Financial Highlights

                    Social Awareness Stock Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998	1997

Net Asset Value, Beginning of Year	$28.76	$29.42	$25.92	$20.06	$15.76
Income (Loss) From Operations:
Net investment income	0.11	0.14	0.13	0.10	0.15
Net realized and unrealized gain (loss)	(4.63)	(0.29)	3.93	6.30	4.15
Total Income (Loss) From Operations	(4.52)	(0.15)	4.06	6.40	4.30
Less Distributions From: (2)
Net investment income	(0.10)	(0.16)	(0.09)	(0.12)	—
Net realized gains	—	(0.35)	(0.47)	(0.42)	—
Total Distributions	(0.10)	(0.51)	(0.56)	(0.54)	—
Net Asset Value, End of Year	$24.14	$28.76	$29.42	$25.92	$20.06
Total Return	(15.71)%	(0.49)%	15.84%	32.27%	27.28%
Net Assets, End of Year (000’s)	$83,344	$81,184	$68,239	$39,482	$21,013
Ratios to Average Net Assets:
Expenses(3)	0.74%	0.75%	0.80%	0.84%	0.98%
Net investment income	0.45	0.48	0.69	0.63	0.97
Portfolio Turnover Rate	22%	33%	12%	14%	19%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Distributions from realized gains include both net realized short-term and long-term capital gains.

(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

*	Amount represents less than $0.01 per share.

                    Financial Highlights

                    Travelers Quality Bond Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998	1997

Net Asset Value, Beginning of Year	$11.00	$10.82	$10.76	$10.36	$10.10
Income (Loss) From Operations:
Net investment income (2)(3)	0.59	0.73	0.64	0.37	0.43
Net realized and unrealized gain (loss) (3)	0.20	0.00 *	(0.51)	0.51	0.29
Total Income From Operations	0.79	0.73	0.13	0.88	0.72
Less Distributions From:
Net investment income	(0.40)	(0.55)	(0.00)*	(0.37)	(0.43)
Net realized gains	—	—	(0.07)	(0.11)	(0.03)
Total Distributions	(0.40)	(0.55)	(0.07)	(0.48)	(0.46)
Net Asset Value, End of Year	$11.39	$11.00	$10.82	$10.76	$10.36
Total Return	7.13%	6.97%	1.09%	8.49%	7.14%
Net Assets, End of Year (000’s)	$151,915	$73,366	$59,338	$35,507	$9,468
Ratios to Average Net Assets:
Expenses (2)(4)	0.45%	0.49%	0.54%	0.63%	0.75%
Net investment income (3)	5.14	6.81	5.86	5.51	5.80
Portfolio Turnover Rate	225%	157%	357%	364%	295%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.03 and 1.13%, respectively.

(3)	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Fund began amortizing premium and all discounts on fixed-income securities. Without the adoption of this change in the accounting method, for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

*	Amount represents less than $0.01 per share.

                    Financial Highlights

                    U.S. Government Securities Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998(1)	1997(1)

Net Asset Value, Beginning of Year	$12.22	$11.30	$11.80	$11.65	$10.86
Income (Loss) From Operations:
Net investment income	0.69	0.74	0.68	0.49	0.58
Net realized and unrealized gain (loss)	0.02	0.84	(1.18)	0.70	0.79
Total Income (Loss) From Operations	0.71	1.58	(0.50)	1.19	1.37
Less Distributions From: (2) Net investment income	(0.49)	(0.66)	(0.00)*	(0.50)	(0.58)
Net realized gains	—	—	—	(0.54)	—
Total Distributions	(0.49)	(0.66)	(0.00)*	(1.04)	(0.58)
Net Asset Value, End of Year	$12.44	$12.22	$11.30	$11.80	$11.65
Total Return	5.82%	14.53%	(4.23)%	10.20%	12.62%
Net Assets, End of Year (000’s)	$126,491	$90,970	$61,623	$66,454	$35,279
Ratios to Average Net Assets:
Expenses (3)	0.45%	0.48%	0.48%	0.45%	0.49%
Net investment income	5.55	6.46	5.97	5.31	6.10
Portfolio Turnover Rate	327%	289%	164%	349%	208%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Distributions from realized gains include both net realized short-term and long-term capital gains.

(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

*	Amount represents less than $0.01 per share.

                    Financial Highlights

                    Utilities Portfolio

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001(1)	2000(1)	1999(1)	1998	1997

Net Asset Value, Beginning of Year	$19.22	$15.91	$17.18	$15.29	$12.22
Income (Loss) From Operations:
Net investment income	0.37	0.43	0.41	0.37	0.46
Net realized and unrealized gain (loss)	(4.65)	3.36	(0.36)	2.33	2.63
Total Income (Loss) From Operations	(4.28)	3.79	0.05	2.70	3.09
Less Distributions From (2) Net investment income	(0.30)	(0.45)	(0.40)	(0.42)	(0.01)
Net realized gains	(0.77)	(0.03)	(0.92)	(0.39)	(0.01)
Total Distributions	(1.07)	(0.48)	(1.32)	(0.81)	(0.02)
Net Asset Value, End of Year	$13.87	$19.22	$15.91	$17.18	$15.29
Total Return	(23.00)%	24.26%	(0.08)%	18.21%	25.29%
Net Assets, End of Year (000’s)	$39,433	$48,456	$31,413	$32,909	$21,413
Ratios to Average Net Assets:
Expenses(3)	0.81%	0.84%	0.88%	0.80%	1.06%
Net investment income	2.18	2.47	2.41	3.06	3.58
Portfolio Turnover Rate	20%	22%	10%	51%	68%

                    ______________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Distributions from realized gains include both net realized short-term and long-term capital gains.

(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

                    Appendix A

                    Each Fund invests in various instruments subject to its particular investment policies. The Funds invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.

Investment Technique	Convertible Securities Portfolio	Disciplined Mid Cap	Equity Income	Federated High Yield	Federated Stock

Affiliated Bank Transactions			X
American Depositary Receipts	X		X	X	X
Asset-Backed Mortgage Securities	X			X	X
Bankers’ Acceptances	X	X	X	X	X
Buying Put and Call Options	X	X	X	X	X
Certificates of Deposit	X	X	X	X	X
Commercial Paper	X	X	X	X	X
Convertible Securities	X		X	X	X
Corporate Asset-Backed Securities	X		X	X	X
Debt Securities	X	X	X	X	X
Emerging Market Securities	X		X	X	X
Equity Securities	X	X	X	X	X
Floating & Variable Rate Instruments	X	X	X	X	X
Foreign Securities	X		X	X	X
Forward Contracts on Foreign Currency			X
Futures Contracts	X	X	X		X
High-Yield, High-Risk Bonds			X	X	X
Illiquid Securities	X	X	X	X	X
Indexed Securities	X		X
Index Futures Contracts	X	X	X		X
Investment Company Securities	X	X	X	X	X
Investment in Unseasoned Companies	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X
Letters of Credit	X	X	X	X	X
Loan Participations			X	X	X
Options on Foreign Currencies			X
Options on Index Futures Contracts	X	X	X		X
Options on Stock Indices		X	X		X
Other Direct Indebtedness			X	X	X
Real Estate-Related Instruments	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X
Short Sales “Against the Box”	X		X	X	X
Short-Term Money Market Instruments	X	X	X	X	X
Swap Agreements			X	X
Temporary Bank Borrowing	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Variable Amount Master Demand Notes	X	X	X	X	X
When-Issued & Delayed Delivery Securities	X	X	X	X	X
Writing Covered Call Options	X	X	X	X	X

Investment Technique	Large Cap	Lazard International Stock	MFS Emerging Growth	MFS Mid Cap Growth	MFS Research

Affiliated Bank Transactions	X
American Depositary Receipts	X	X	X	X	X
Asset-Backed Mortgage Securities	X	X
Bankers’ Acceptances	X	X	X	X	X
Buying Put and Call Options	X	X	X	X	X
Certificates of Deposit	X	X	X	X	X
Commercial Paper	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Corporate Asset-Backed Securities	X
Debt Securities	X	X	X	X	X
Emerging Market Securities	X	X	X	X	X
Equity Securities	X	X	X	X	X
Floating & Variable Rate Instruments	X	X	X	X	X
Foreign Securities	X	X	X	X	X
Forward Contracts on Foreign Currency	X	X	X	X	X
Futures Contracts	X	X	X	X	X
High-Yield, High-Risk Bonds	X		X	X
Illiquid Securities	X	X	X	X	X
Indexed Securities	X	X			X
Index Futures Contracts	X	X	X	X	X
Investment Company Securities	X	X	X	X	X
Investment in Unseasoned Companies	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X
Letters of Credit	X	X	X	X	X
Loan Participations	X
Options on Foreign Currencies	X	X	X	X	X
Options on Index Futures Contracts	X	X	X	X	X
Options on Stock Indices	X	X	X	X	X
Other Direct Indebtedness	X
Real Estate-Related Instruments	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Reverse Repurchase Agreements	X	X		X	X
Short Sales “Against the Box”	X	X	X	X	X
Short-Term Money Market Instruments	X	X	X	X	X
Swap Agreements	X	X
Temporary Bank Borrowing	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Variable Amount Master Demand Notes	X	X	X	X	X
When-Issued & Delayed Delivery Securities	X	X	X	X	X
Writing Covered Call Options	X	X	X	X	X

Investment Technique	MFS Value	Social Awareness Stock	Travelers Quality Bond	U.S. Gov’t Securities	Utilities

Affiliated Bank Transactions
American Depositary Receipts	X	X	X
Asset-Backed Mortgage Securities	X		X	X
Bankers’ Acceptances	X		X	X	X
Buying Put and Call Options	X	X		X	X
Certificates of Deposit	X	X	X	X	X
Commercial Paper	X	X	X	X	X
Convertible Securities	X	X	X
Corporate Asset-Backed Securities	X		X
Debt Securities	X	X	X	X
Emerging Market Securities	X	X
Equity Securities	X	X	X		X
Floating & Variable Rate Instruments	X	X	X	X	X
Foreign Securities	X	X	X
Forward Contracts on Foreign Currency	X	X
Futures Contracts	X	X	X	X	X
High-Yield, High-Risk Bonds	X		X
Illiquid Securities	X	X	X	X	X
Indexed Securities	X	X	X
Index Futures Contracts	X	X	X	X	X
Investment Company Securities	X	X	X	X
Investment in Unseasoned Companies	X	X	X		X
Lending Portfolio Securities	X	X	X	X	X
Letters of Credit	X	X	X	X	X
Loan Participations	X
Options on Foreign Currencies	X	X
Options on Index Futures Contracts	X	X	X	X	X
Options on Stock Indices	X	X			X
Other Direct Indebtedness	X
Real Estate-Related Instruments	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X
Short Sales “Against the Box”		X			X
Short-Term Money Market Instruments	X	X	X	X	X
Swap Agreements	X
Temporary Bank Borrowing	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Variable Amount Master Demand Notes	X	X	X	X	X
When-Issued & Delayed Delivery Securities	X	X	X	X	X
Writing Covered Call Options	X	X		X	X

                    The Travelers Series Trust

                    Investors who want more information about a Fund can obtain a SAI, which provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about a Fund’s investments is available in its annual and semi-annual reports to shareholders. A Fund’s annual report provides a discussion of the market conditions and investment strategies that particularly impact the Fund’s performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

CALL — 1-800-842-9368
WRITE—ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
ACCESS THE SEC’S WEBSITE — http://www.sec.gov

                    Investors may also obtain the above referenced documents from the SEC by sending a letter and duplication fee to the SEC’s Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                    (1940 Act # 811-6465)

                    THE TRAVELERS SERIES TRUST
                    Zero Coupon Bond Fund Portfolio
                    (Series 2005)

                    Goal — High consistent total return
                    with preservation of capital

                    The Travelers Series Trust (the “Trust”) is an open-end management investment company (mutual fund) consisting of multiple portfolios, each with its own investment objective and policies. Only the portfolio (the “Fund”) listed above is described in this prospectus.

                    Fund shares are offered only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (together, “The Travelers”). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Travelers.

                    ONE TOWER SQUARE
                    HARTFORD, CONNECTICUT 06183
                    TELEPHONE 1-800-842-9368

                    Prospectus

                    May 1, 2002

                    Table of Contents

Goals and Investments	1	Legal Proceedings	5
Fund Performance	2	Shareholder Transactions and Pricing	5
Investments and Practices	3	Tax Consequences of Dividends
Management	5	and Distributions	6
Investment Adviser	5	Financial Highlights	7
Portfolio Manager	5	Appendix	A-1

                    The Securities and Exchange Commission (“SEC”) has not approved the Fund’s Shares as an investment and has not determined that this Prospectus is complete or accurate. It is against the law for anyone to tell you otherwise. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    Zero Coupon Bond Fund Portfolio (Series 2005)

                    Goals and Investments

Fund’s Objective:	High consistent total return with preservation of capital	Investment Adviser:	Travelers Asset Management International Company LLC (“TAMIC”)
Key Investments:	Zero coupon securities	Portfolio Manager:	David A. Tyson

                    Selection Process: The Fund normally invests at least 80% of its assets in zero coupon securities (“80% investment policy”). A zero coupon security pays no cash income but is acquired at a substantial discount from its value at maturity. These securities may be issued by the U.S. Government, domestic corporations, or foreign issuers. The Fund also may invest the remaining 20% of its assets in non-zero coupon securities, such as common stock, bonds and money market instruments.

                    Principal Risks: The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, and sector risk, where market values are impacted by a concentration in zero coupon bonds that tend to be more volatile than the general market. The Fund may be subject to foreign markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the Fund’s Statement of Additional Information (“SAI”).

                    Additional Investments, Investment Strategies and Techniques: The Fund’s investments include foreign securities. For a complete list of all investments available to the Fund, please see Appendix A of this prospectus.

                    Maturity Date: The Portfolio matures on the third Friday of December of 2005 (the “Target Date”). On the Portfolio’s Target Date, the Portfolio will be converted to cash and the investor may invest in another of the funding options in the contract. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Smith Barney Money Market Portfolio or Travelers Money Market Portfolio, as applicable, and the investor will be notified of such event.

                    1

                    Fund Performance

                    The chart and tables below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by Travelers. The tables compare the Fund’s performance with the Merrill Lynch Zero Coupon Index (10 year). Past performance can give some indication of the Fund’s risk but does not guarantee future results.

                    Year-by-Year Total Returns as of 12/31

'96	0.9
'97	11.63
'98	12.26
'99	-5.42
'00	14.13
'01	6.41

Best Quarter:	3rd (‘98)	8.03%
Worst Quarter:	1st (‘99)	(2.97)%

Average Annual Total Returns as of 12/31/2001
	1 year	5 year	Life of Fund
Zero Coupon (Series 2005)	6.41%	7.56%	6.99%
Merrill Lynch Zero (10 yr.)	9.30%	6.16%	7.85%

* Fund commenced operations on October 11, 1995.

                    2

                    Investments and Practices

                    The Fund invests in various instruments subject to its investment policy. The Fund may invest in all of the following, as described in the overview for the Fund, and in the SAI. For a free copy of the SAI, see the back cover of this prospectus. No Fund guarantees it will reach its investment objective, and you may lose money by investing in any fund.

Fixed Income Investments	The Fund may invest in fixed-income securities. Fixed-income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed- income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Zero Coupon Securities:	If shares of the Fund are redeemed prior to the Fund’s maturity, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

                    Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates.

Proceeds from the sale of zero securities may not be reinvested at the same interest rate which was available at the time of purchase.

Generally:	The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage- backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Equities	Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company.

                    3

Foreign Securities Investments	An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears “information” risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets. Foreign securities may be less liquid than U.S. securities.

Derivatives And Hedging Techniques	Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:
·To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates
·As a substitute for buying or selling securities
·To enhance return
Forward foreign currency contracts may be used to hedge against foreign currency exposure

                    Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI

Selection Risk	Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Investment Objectives	The Fund’s investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the Fund’s investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% Investment Policy	The Fund will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

                    4

                    Management

                    Investment Adviser

                    Travelers Asset Management International Company LLC (“TAMIC”) provides investment advice, and, in general, supervises and manages the investment program for the Fund. TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup, Inc. TAMIC also acts as an investment adviser or subadviser for:

                        other investment companies used to fund variable products
                        individual and pooled pension and profit-sharing accounts
                        domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)
                        nonaffiliated insurance companies

                    For the year ended December 31, 2001, the Zero Coupon Bond Fund Portfolio paid TAMIC a fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. This percentage also reflects the maximum advisory fee payable to TAMIC.

                    Portfolio Manager

                    The Zero Coupon Bond Fund Portfolio is managed by David A. Tyson, Ph.D., CFA. Mr. Tyson is currently Senior Vice President and the head of Traveler’s Portfolio Management Group. His previous responsibilities include managing The Travelers Derivatives, Mortgage-Backed and Quantitative Investment Groups. Mr. Tyson joined Travelers in 1985 and TAMIC in 1994.

                    Legal Proceedings

                    There are no material pending legal proceedings affecting the Trust, and it has been advised by TAMIC there are no material pending legal proceedings affecting TAMIC.

                    Shareholder Transactions and Pricing

                    Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Travelers. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund’s custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

                    The Trust currently issues 16 series or Funds, each with only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. All shares of a Fund participate equally in dividends and distributions and have equal voting liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Trust. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

                    Pricing of Fund Shares

                    The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of trading (usually 4:00 p.m. Eastern time) each day the New York Stock Exchange (“Exchange”) is open. NAV is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

                    5

                    The Fund’s assets are valued primarily based on market value. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security’s market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith by the Trust’s Board of Trustees (“Board”). However, this procedure is not used to determine the value of the securities owned by a Fund if, in the opinion of the Board or the committee appointed by the Board, some other method (e.g., closing over- the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

                    Purchases and Redemptions

                    Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

                    Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund’s investment portfolio between purchase and redemption.

                    The Trust computes each Fund’s NAV for purchases and redemptions as of 4:00 p.m. Eastern time on the day that the Trust has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

                    The Trust retains the right to refuse a purchase order. The Trust may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

                    Tax Consequences of Dividends and Distributions

                    Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

                    The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                    6

                    Financial Highlights

                    ZERO COUPON BOND FUND PORTFOLIO

                    The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 periods. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund’s financial statements is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2001	2000	1999	1998	1997

Net Asset Value, Beginning of Year	$11.56	$10.65	$11.26	$10.53	$9.97
Income (Loss) From Operations:
Net investment income (2)	0.61	0.67	0.62	0.55	0.60
Net realized and unrealized gain (loss)	0.13	0.79	(1.23)	0.74	0.56
Total Income (Loss) From Operations	0.74	1.46	(0.61)	1.29	1.16
Less Distributions From:
Net investment income	(0.50)	(0.55)	—	(0.56)	(0.60)
Net realized gains	(0.02)	—	—	—	—
Total Distributions	(0.52)	(0.55)	—	(0.56)	(0.60)
Net Asset Value, End of Year	$11.78	$11.56	$10.65	$11.26	$10.53
Total Return	6.41%	14.13%	(5.42)%	12.26%	11.63%
Net Assets, End of Year (000’s)	$5,744	$4,346	$3,001	$3,170	$2,054
Ratios to Average Net Assets:
Expenses (2)(3)	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	5.18	6.07	5.68	5.63	6.11
Portfolio Turnover Rate	16%	30%	18%	3%	9%

                    __________________

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the years ended December 31, 2001, 2000, 1999, 1998 and 1997, Travelers Insurance reimbursed the Portfolio for $57,934, $46,621, $55,152, $38,063 and $28,361 in expenses, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

	Per Share Decreases to Net Investment Income	Expense Ratios Without Expense Reimbursement
2001	$ 0.13	1.28%
2000	0.14	1.44
1999	0.20	1.95
1998	0.14	1.61
1997	0.13	1.52

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.

                    7

                    Appendix A

                    Zero Coupon Bond Fund Portfolio

                    The Fund invests in various instruments subject to their investment objective. The following techniques and practices are all available to the Fund, and are described, together with their risks, in the SAI.

                    Investments and Investment Techniques Available to the Fund:

                    American Depositary Receipts
                    Asset-Backed Mortgage Securities Bankers Acceptances
                    Buying Put and Call Options
                    Certificates of Deposit
                    Commercial Paper
                    Convertible Securities
                    Corporate Asset-Backed Securities
                    Debt Securities
                    Emerging Market Securities
                    Equity Securities
                    Floating and Variable Rate Instruments
                    Foreign Securities
                    Futures Contracts
                    Illiquid Securities
                    Index Futures Contracts
                    Investment Company Securities
                    Investment in Unseasoned Companies
                    Options on Index Futures Contracts
                    Real Estate-Related Instruments
                    Repurchase Agreements
                    Short-Term Money Market Instruments
                    Temporary Bank Borrowing
                    U.S. Government Securities
                    Variable Amount Master Demand Notes
                    When-Issued Delayed Delivery Securities
                    Writing Covered Call Options

                    A-1

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                    2

                    TRAVELERS SERIES TRUST

                    ZERO COUPON BOND FUND PORTFOLIO
                    (Series 2005)

                    Investors who want more information about the Fund can obtain the Fund’s SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders. The Fund’s annual report provides a discussion of the market conditions and investment strategies that particularly impact the Fund’s performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the fund, do one of the following:

CALL — 1-800-842-9368
WRITE—ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
ACCESS THE SEC’S WEBSITE — http://www.sec.gov

                    Investors may also obtain the above referenced documents from the SEC by sending a letter and duplication fee to the SEC’s Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the reference room may be obtained by calling the SEC at 1-800-SEC-0330.

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